SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities
                   Pursuant to Section 12(b) or 12(g) of the
                        Securities Exchange Act of 1934

                             ZOOM TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                 Delaware                                  04-2621506
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


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                       207 South Street, Boston, MA 02111
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               (Address of principal executive offices) (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d)(1), check the following box. |X|

Securities Act registration statement file number to which this form relates:
___________ (if applicable)

Securities to be registered pursuant to Section 12 (b) of the Act:

Title of Each Class                             Name of Each Exchange on Which
to be so Registered                             Each Class is to be Registered
      None                                                   None



Securities to be registered pursuant to Section 12 (g) of the Act:

                          Common Stock, $.01 par value
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                                (Title of class)




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Item 1.  Description of Registrant's Securities to be Registered.

         A description of the Registrant's Common Stock, $.01 par value per share, is set forth under the caption "Description of Capital Stock" contained in the proxy statement/prospectus included in the Registrant's Registration Statement on Form S-4 (333-74266), and is incorporated herein by reference.

Item 2.  Exhibits.

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Exhibit Number     Description
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3.1               Certificate of Incorporation of the Registrant
                  (incorporated by reference to Exhibit 3.1 contained in the Registrant's Current Report on Form 8-K dated March 5, 2002).*

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3.2               Bylaws of the Registrant (incorporated by reference to Exhibit
                  3.2 contained in the Registrant's Current Report on Form 8-K dated March 5, 2002).*

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4.1               Specimen Certificate of Common Stock (incorporated by
                  reference to Exhibit 4.1 contained in the Registrant's Current Report on Form 8-K dated March 5, 2002).*
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* Not filed herewith. In accordance with Rule 12b-32 promulgated pursuant to the
Securities Exchange Act of 1934, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)          ZOOM TECHNOLOGIES, INC.

(Date)                March 5, 2002

(By)                  /s/ Frank B. Manning
                      Frank B. Manning, President and Chief Executive Officer